Exhibit 99.1

EXECUTION

_________________________________________________________________________

NAVIENT STUDENT LOAN TRUST 2014-2
SUPPLEMENTAL INDENTURE NO. 2
dated as of April 8, 2020

to

INDENTURE,

dated August 14, 2014

among

NAVIENT STUDENT LOAN TRUST 2014-2,
as Issuer,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as Eligible Lender Trustee

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as Indenture Trustee

_________________________________________________________________________

SUPPLEMENTAL INDENTURE NO. 2
Dated as of April 8, 2020
To
INDENTURE
dated as of August 14, 2014

THIS SUPPLEMENTAL INDENTURE NO. 2, dated as of April 8, 2020 (this “Supplemental Indenture”), is by and between NAVIENT STUDENT LOAN TRUST 2014-2, as issuer (the “Issuer” or the “Trust”), and DEUTSCHE BANK NATIONAL TRUST COMPANY, as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Indenture Trustee, and Deutsche Bank Trust Company Americas, as eligible lender trustee (the “Eligible Lender Trustee”), previously entered into that certain Indenture, dated as of August 14, 2014, as amended from time to time (the “Indenture”);

WHEREAS, the Issuer desires to amend the Indenture pursuant to Section 9.2 thereof to amend certain definitions contained therein;

WHEREAS, Section 9.2 of the Indenture permits supplemental indentures to the Indenture with prior written notice to each of the Rating Agencies and the consent of the Noteholders of at least a majority of the Outstanding Amount of all of the Notes for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying the rights of the Noteholders under the Indenture; provided that no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby, modify any of the provisions of the Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Distribution Date (including the calculation of any of the individual components of such calculation);

WHEREAS, Section 4.1 of the Amended and Restated Trust Agreement, dated as of August 14, 2014 (the “Trust Agreement”), between Navient Funding, LLC, as depositor (the “Depositor”), the Eligible Lender Trustee, Deutsche Bank Trust Company Delaware, as Delaware trustee (the “Delaware Trustee”), and the Indenture Trustee, permits the amendment of the Indenture by a supplemental indenture with prior written notice to each of the Rating Agencies then rating the Notes and the Excess Distribution Certificateholder, so long as the Excess Distribution Certificateholder has not withheld consent or provided alternative direction prior to the 30th calendar day after notice thereof is given, in circumstances where the consent of any Noteholder is required;

WHEREAS, (i) each of the Rating Agencies rating the Notes has received prior written notice of this Supplemental Indenture, (ii) the Excess Distribution Certificateholder hereby waives any rights it has to receive prior written notice, (iii) the consent of all Noteholders of each Outstanding Note that could be affected by this Supplemental Indenture have been obtained, as identified on the attached Exhibit A, and (iv) the consent of the Excess Distribution Certificateholder has been obtained, as identified on the attached Exhibit A; and

WHEREAS, the Opinions of Counsel referred to in Sections 9.3 and 11.1 of the Indenture and the Officer’s Certificate required under Section 11.1 of the Indenture are being delivered simultaneously herewith.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms.

For purposes of this Supplemental Indenture, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A to the Indenture, as hereby amended.

SECTION 2.  Amendments and Modifications to the Indenture.

(a)          Article 2 of the Indenture is hereby amended by adding the following new Section 2.13 immediately following Section 2.12 thereof:

2.13          Effect of Benchmark Transition Event.

(a)   Benchmark Replacement. If the Administrator determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes under the Basic Documents in respect of such determination on such date and all determinations on all subsequent dates; provided, however, that if the initial Benchmark Replacement is any rate other than Term SOFR and the Administrator later determines that Term SOFR can be determined, then Term SOFR shall become the new Unadjusted Benchmark Replacement and shall, together with a new Benchmark Replacement Adjustment for Term SOFR, replace the then-current Benchmark on the next benchmark determination date for Term SOFR.

(b)   Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrator shall have the right to make Benchmark Replacement Conforming Changes from time to time.

(c)   Decisions and Determinations. Any determination, decision or election that may be made by the Administrator pursuant to this Section 2.13, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, shall be conclusive and binding absent manifest error, may be made in the Administrator’s sole discretion, and, notwithstanding anything to the contrary in the Basic Documents, shall become effective without consent from any other party or Noteholder and shall not be subject to any of the amendment provisions of the Basic Documents (including, without limitation, the provisions under Article IX). None of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Paying Agent, the Administrator, the Depositor or the Servicer shall have any liability for any determination made by or on behalf of the Administrator in connection with a Benchmark Transition Event or a Benchmark Replacement as set forth above, and each Noteholder, by its acceptance of a Note or a beneficial interest in a Note, shall be deemed to waive and release any and all claims against the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Paying Agent, the Administrator, the Sponsor, the Depositor or the Servicer relating to any such determinations.  Notwithstanding anything in the Basic Documents to the contrary, upon the inclusion in a monthly distribution statement of the information set forth in clauses (ii) or (iii) of Section 2.13(d), the relevant Basic Documents shall be deemed to have been amended to reflect the new Unadjusted Benchmark Replacement, Benchmark Replacement Adjustment and/or Benchmark Replacement Conforming Changes without further compliance with the amendment provisions of the relevant Basic Documents.

(d)   Administrator Reports.  Upon the occurrence of a Benchmark Transition Event on each Determination Date thereafter preceding a Distribution Date, the Administrator, on behalf of the Issuer, shall include in the statement provided or made available to the Indenture Trustee, the Delaware Trustee and the Excess Distribution Certificate Paying Agent  pursuant to Section 2.11 of the Administration Agreement (to the extent applicable) notice of the occurrence of (i) a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the determination of a Benchmark Replacement and (iii) the making of any Benchmark Replacement Conforming Changes; and

(e)   Calculation of Benchmark Replacement.  Prior to each Determination Date, the Administrator, on behalf of the Issuer, shall determine the Note Rates that will be applicable to the Accrual Period following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator’s Certificate on such Determination Date pursuant to Section 3.1 of the Administration Agreement. In connection therewith and notwithstanding the provisions set forth in Section 3.1(d) of the Administration Agreement, following the occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, on each determination date of the then-current Benchmark during the related Accrual Period, the Administrator shall calculate the applicable Benchmark Replacement for such Accrual Period.

(b)          Section 9.1 of the Indenture is hereby amended by adding the following new paragraph (viii) immediately following Section 9.1(a)(vii) thereof (and renumbering the paragraph that follows thereafter):

(viii)   to provide for Benchmark Replacement Conforming Changes; or

(c)          Section 9.2 of the Indenture is hereby amended by adding the following new sentence to the end of the second to last paragraph thereof:

“For the avoidance of doubt, any determination, decision or election that may be made by the Administrator pursuant to Section 2.13 shall not be considered a supplemental indenture and shall not be subject to the requirements of this Article IX.”

(d)          Appendix A to the Indenture is hereby amended by deleting the definitions of “Class A Rate” and “Class B Rate” in their entirety and replacing them with the following:

“Class A Rate” means, for any Accrual Period after the initial Accrual Period, One-Month LIBOR (or the then-current Benchmark), as determined on the second Business Day before the beginning of the applicable Accrual Period, plus 0.64%, based on an Actual/360 accrual method. For the initial Accrual Period, the Class A Rate shall mean the Initial Accrual Rate plus 0.64%, based on an Actual/360 accrual method. Notwithstanding the foregoing, if the Administrator determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the determination date of the then-current Benchmark, the Benchmark Replacement shall be determined in accordance with Section 2.13 of this Indenture.

“Class B Rate” means, for any Accrual Period after the initial Accrual Period, One-Month LIBOR (or the then-current Benchmark), as determined on the second Business Day before the beginning of the applicable Accrual Period, plus 1.50%, based on an Actual/360 accrual method. For the initial Accrual Period, the Class B Rate shall mean the Initial Accrual Rate plus 1.50%, based on an Actual/360 accrual method. Notwithstanding the foregoing, if the Administrator determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the determination date of the then-current Benchmark, the Benchmark Replacement shall be determined in accordance with Section 2.13 of this Indenture.

(e)          Appendix A to the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Asset Replacement Percentage” means, on any date of calculation, a fraction (expressed as a percentage) where the numerator is the Pool Balance of the Trust Student Loans, the interest payments for which were indexed to the Benchmark Replacement as of such calculation date, and the denominator is the Pool Balance of the Trust Student Loans as of such calculation date.

“Benchmark” means, initially, LIBOR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Administrator” means, (1) with respect to LIBOR, the ICE Benchmark Administration, (2) with respect to SOFR, the Federal Reserve Bank of New York and (3) with respect to any other Benchmark, the entity responsible for administration of such Benchmark (or in each case, any successor administrator).

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date:

(1)   the sum of (a) Term SOFR and (b) the Benchmark Replacement Adjustment,

(2)   the sum of (a) any of Interpolated SOFR, Compounded SOFR, or Simple Average SOFR, as selected by the Administrator in its sole discretion, and (b) the applicable Benchmark Replacement Adjustment,

(3)   the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment, and

(4)   the sum of (a) the alternate rate of interest that has been selected by the Administrator in its reasonable discretion as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date:

(1)   the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement, and

(2)   the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrator in its reasonable discretion for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the timing and frequency of determining rates, the process of making payments of interest and other administrative matters) to the Basic Documents that the Administrator decides in its reasonable discretion may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Administrator determines in its reasonable discretion is reasonably necessary).

“Benchmark Replacement Date” means, with respect to any Benchmark Transition Event, a date selected by the Administrator in its sole discretion that is within 95 days of:

(1)   in the case of clause (1) or (2) of the definition of “Benchmark Transition Event”, the later of (a) the date of the related official public statement or publication of information referenced therein and (b) the date on which the applicable Benchmark Administrator permanently or indefinitely ceases to provide the Benchmark,

(2)   in the case of clause (3) of the definition of “Benchmark Transition Event”, the date of the official public statement or publication of information, or

(3)   in the case of clause (4) of the definition of “Benchmark Transition Event”, the date of the monthly servicer report.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date shall be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means, with respect to any Benchmark Replacement, the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)   an official public statement or publication of information by or on behalf of the Benchmark Administrator announcing that such Benchmark Administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor Benchmark Administrator that will continue to provide the Benchmark,

(2)   an official public statement or publication of information by the regulatory supervisor for the Benchmark Administrator, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the Benchmark Administrator, a resolution authority with jurisdiction over the Benchmark Administrator or a court or an entity with similar insolvency or resolution authority over the Benchmark Administrator, which states that the Benchmark Administrator has ceased or will cease to provide the Benchmark permanently or indefinitely; provided, that, at the time of such statement or publication, there is no successor Benchmark Administrator that will continue to provide the Benchmark,

(3)   an official public statement or publication of information by the regulatory supervisor for the Benchmark Administrator announcing that the Benchmark is no longer representative; or

(4)   the Asset Replacement Percentage is greater than 50%, as reported in the most recent monthly servicing report.

“Compounded SOFR” means, the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology of this rate, and conventions of this rate (which, for example, may be compounded in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Collection Period or compounded in advance) being established by the Administrator in accordance with:

(1)   the rate, or methodology of this rate, and conventions of this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that

(2)   if, and to the extent that, the Administrator determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology of this rate, and conventions of this rate that have been selected by the Administrator giving due consideration to any industry-accepted market practice for similar U.S. dollar denominated securitization transactions at such time.

“Corresponding Tenor” means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Interpolated SOFR” means the rate determined for the Corresponding Tenor by interpolating on a linear basis between: (1) a forward-looking term rate based on SOFR for the longest period (for which SOFR is available) that is shorter than the Corresponding Tenor and (2) a forward-looking term rate based on SOFR for the shortest period (for which SOFR is available) that is longer than the Corresponding Tenor.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such determination, and (2) if the Benchmark is not LIBOR, the time determined by the Administrator in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto.

“Simple Average SOFR” means the simple average of SOFRs for the applicable Corresponding Tenor, with the conventions for determining such rate (which, for example, may be in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each interest period or in advance) being established by the Administrator in accordance with:

(1)   the conventions for such rate selected or recommended by the Relevant Governmental Body for determining simple average SOFR; provided that:

(2)   if, and to the extent that, the Administrator determines that Simple Average SOFR cannot be determined in accordance with clause (1) above, then the conventions for such rate that have been selected by the Administrator giving due consideration to any industry-accepted market practice for U.S. dollar denominated floating rate securities at such time.

“SOFR” means the secured overnight financing rate published by the Federal Reserve Bank of New York, as the Benchmark Administrator for SOFR (or a successor Benchmark Administrator).

“Spread” means, for any Accrual Period and with respect to a Class of Notes, the amount over or below the Benchmark, which shall initially be One-Month LIBOR, expressed as a percentage, used to calculate the applicable Note Rate for the related Accrual Period.  The Spread for each Class of Notes will equal the initial Spread set forth in the applicable Note Rate definition.  Under no circumstances may the Spread at any time exceed the Spread effective on the Closing Date.

“Term SOFR” means the forward-looking term rate for the applicable Corresponding Tenor based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

SECTION 3.  Effect of Supplemental Indenture.  On April 8, 2020 (the “Effective Date”), each of the amendments and modifications to the Indenture set forth herein shall be, and shall be deemed to be, effective in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the respective terms and conditions of the Indenture, for any and all purposes; provided, however, that prior to execution of this Supplemental Indenture on the Effective Date, none of the terms and provisions of this Supplemental Indenture shall be applicable to the Indenture.  Except as modified and expressly amended by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 4.  Governing Law.  THE TERMS OF THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.  Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 6.  Section Headings.  The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 7.  Separate Counterparts.  This Supplemental Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 8. Continuing Effect.  Except as expressly amended by this Supplemental Indenture, the Indenture shall remain in full force and effect in accordance with its terms.

SECTION 9.  References to Indenture.  From and after the date set forth above, all references to the Indenture in each applicable Trust Agreement, Interim Trust Agreement, the Servicing Agreement, Subservicing Agreement, Administration Agreement, Transfer Agreement, Purchase Agreement, Guarantee Agreements, Note Depository Agreement, Sale Agreement and any applicable Note or any other applicable document executed or delivered in connection therewith shall be deemed a reference to the Indenture, as amended hereby, unless the context expressly requires otherwise.

SECTION 10.  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Supplemental Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplemental Indenture, and shall in no way affect the validity or enforceability of the other provisions of this Supplemental Indenture or of the applicable Notes or the rights of the applicable Noteholders thereof.

SECTION 11.  Binding Nature of Supplemental Indenture; Assignment.  This Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and all current and future Noteholders.

SECTION 12.  Limitation on Liability.

(a)   In executing this Supplemental Indenture, the Issuer, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the Indenture. None of the Eligible Lender Trustee or the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Supplemental Indenture, nor to the recitals contained herein, each of which is made by the Issuer with respect to its related Agreements.

(b)   It is expressly understood and agreed by the parties that (a) this document is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally, but solely as Eligible Lender Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Americas but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Americas, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of the

Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplemental Indenture or any other related document.

(c)   Notwithstanding anything contained herein or in any other related document to the contrary, this Supplemental Indenture has been signed by Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee, and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee under the Indenture and in no event shall Deutsche Bank National Trust Company in its individual capacity or as Indenture Trustee or Deutsche Bank Trust Company Americas in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 13.  Holder of Excess Distribution Certificate Consent and Direction.  By its signature hereto, Navient Funding, LLC hereby: (i) certifies that it owns 100% of the Excess Distribution Certificates issued by the Issuer; (ii) certifies that it is duly authorized to deliver this consent and direction to the Eligible Lender Trustee and the Indenture Trustee; (iii) certifies that the Eligible Lender Trustee and the Indenture Trustee may rely upon this consent and direction; (iv) certifies that it consents to this Supplemental Indenture in all respects; and (v) instructs and directs the Eligible Lender Trustee to execute and deliver on behalf of the Issuer this Supplemental Indenture.  In addition, Navient Funding, LLC, as the sole holder of any Excess Distribution Certificate of the Issuer, hereby irrevocably waives any rights it may have under any Basic Document (as defined in the Indenture) to receive prior notice of the substance of this Supplemental Indenture.

SECTION 14.  Issuer Order.  Pursuant to Section 9.2 of the Indenture, Navient Solutions, LLC, as Administrator, hereby directs and instructs Deutsche Bank National Trust Company, as Indenture Trustee, to execute and deliver this Supplemental Indenture, and directs and instructs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Supplemental Indenture in the name of the Issuer.  The Administrator hereby confirms that it has provided prior written notice of this Supplemental Indenture to the applicable Rating Agencies and any other required Persons within the time frames required under the Indenture and the Trust Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

NAVIENT STUDENT LOAN TRUST 2014-2,
as Issuer

By: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes
Title: Vice President

By:	/s/ James Noriega
Name: James Noriega
Title: Associate

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Ronaldo Reyes
Name: Ronaldo Reyes
Title: Vice President

By:	/s/ James Noriega
Name: James Noriega
Title: Associate

CONSENT TO SUPPLEMENTAL INDENTURE NO. 2
ACKNOWLEDGED AND AGREED BY:

NAVIENT SOLUTIONS, LLC, not in its
individual capacity but solely as Administrator

By: /s/ C. Scott Booher
Name:  C. Scott Booher
Title:    Vice President

CONSENT AND WAIVER SOLELY WITH
RESPECT TO SECTION 13. OF THIS
SUPPLEMENTAL INDENTURE NO. 2:

NAVIENT FUNDING, LLC,
as sole holder of the Excess Distribution Certificate

By: /s/ Mark D. Rein
Name:  Mark D. Rein
Title:    Vice President

EXHIBIT A

Consent

[Intentionally Omitted]